                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):   August 9, 1996




                      AMERICAN EDUCATIONAL PRODUCTS, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)




COLORADO                           0-16310                          84-1012129
- ----------------           ------------------------           -----------------
(State or other            (Commission file number)           (Employer Identi-
incorporation                                                     fication No.)




       5350 Manhattan Circle, Suite 210, Boulder, Colorado         80303
       -----------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)




      Registrant's telephone number, including area code:  (303) 543-0123
     --------------------------------------------------------------------




         ------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5:   OTHER EVENTS
- ----------------------

     American Educational Products, Inc. (the "Company") files herewith its unaudited Balance Sheet and its unaudited Statement of Operations as of and for the one-month period ended July 31, 1996. These financial statements are unaudited but, in the opinion of management, reflect all adjustments which are necessary to a fair statement of the financial position and results of operations as of and for the period presented.



ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
- ------------------------------------------

     (a)  Financial Statements
          --------------------

          Balance Sheet and Statement of Operations

     (b)  Pro Forma Financial Information
          -------------------------------

          Not applicable.

     (c)  Exhibits
          --------

          None.
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
                     AMERICAN  EDUCATIONAL  PRODUCTS, INC.
                          CONSOLIDATED BALANCE SHEET
                              as of July 31, 1996
                                  (Unaudited)

                      ASSETS
                      ------
CURRENT  ASSETS
   Cash                                                    $   88,000
   Trade receivables, net of allowance of $66,000           1,553,000
   Royalty receivable                                         176,000
   Inventories                                              2,250,000
   Prepaid advertising costs                                  179,000
   Other                                                       75,000
                                                            ----------
       TOTAL CURRENT ASSETS                                 4,321,000

PROPERTY AND EQUIPMENT, net                                 2,923,000

VIDEO LIBRARY, net                                            590,000

INTANGIBLE ASSETS, net                                        424,000

OTHER ASSETS                                                  356,000
                                                           -----------
TOTAL ASSETS                                               $8,614,000
                                                           ==========

             LIABILITIES  AND  EQUITY
             ------------------------
CURRENT LIABILITIES
   Note payable                                            $1,200,000
   Current maturities of long term debt                       995,000
   Accounts payable                                         1,151,000
   Accrued expenses                                           358,000
                                                            ----------
       TOTAL CURRENT LIABILITIES                            3,704,000

LONG TERM DEBT, less current maturities                       828,000

STOCKHOLDERS' EQUITY
   Preferred stock, $0.01 par value; 50,000,000 shares
        authorized; none issued or outstanding
   Common stock, $0.01 par value; 100,000,000 shares
        authorized; 4,176,049 issued and outstanding           42,000
   Additional paid in capital                               6,076,000
   Accumulated deficit                                     (2,036,000)
                                                           -----------
       TOTAL STOCKHOLDERS' EQUITY                           4,082,000
                                                           -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $8,614,000
                                                           ==========

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
                     AMERICAN  EDUCATIONAL  PRODUCTS, INC.
                     CONSOLIDATED STATEMENT OF OPERATIONS
                       for the month ended July 31, 1996
                                  (Unaudited)


INCOME:
   Net sales                                                 $933,000
   Cost of goods sold                                         591,000
                                                             ---------
   Gross profit                                               342,000
                                                             ---------
OPERATING EXPENSES:
   Advertising and catalog costs                               26,000
   Other marketing                                             89,000
                                                             ---------
       Total marketing                                        115,000

   General and administrative                                 122,000
                                                             ---------
       Total operating expenses                               237,000
                                                             ---------

OPERATING INCOME                                              105,000

OTHER INCOME (EXPENSE):
   Gain on sale of asset                                       77,000
   Interest expense                                           (35,000)
                                                             ---------
       Net other income                                        42,000

INCOME BEFORE INCOME TAXES                                    147,000

   Income tax expense                                            -0-
                                                             ---------
NET INCOME                                                   $147,000
                                                             ========

Earnings per common share and
   common share equivalent                                      $0.04
                                                                =====
Average number of common and common
   equivalent shares outstanding                            4,176,000
                                                            =========

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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN EDUCATIONAL PRODUCTS, INC.



Dated:      August 9, 1996         By:   /s/ Clifford C. Thygesen
         --------------------            -----------------------------------
                                         Clifford C. Thygesen, President